Exhibit 10.17

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,

HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

MEA ENGINEERING AGREEMENT

This MEA Engineering Agreement (“Agreement”) is effective this 1st day of September, 2004, by and between Hoku Scientific, Inc., a Hawaii corporation located at 2153 North King Street, Suite 300, Honolulu, Hawaii 96819 USA (“HOKU”), and Nissan Motor Co., Ltd. located at 2 Takara-cho, Kanagawa-ku, Yokohama, Kanagawa 220-8623 Japan (“NISSAN” and, together with HOKU, the “Parties”).

BACKGROUND & PURPOSE

HOKU is developing HOKU Membrane and HOKU MEA (each as defined below) for use in proton exchange membrane fuel cells (“PEMFC”).

NISSAN develops and manufactures NISSAN Fuel Cells (as defined below).

HOKU and NISSAN are parties to that certain Membrane Testing Agreement dated as of March 19, 2004 (the “Testing Agreement”) and that certain Amendment No. 1 to Testing Agreement dated as of May 17, 2004 (the “First Amendment”), pursuant to which NISSAN evaluated certain performance characteristics of HOKU Membrane and HOKU MEA.

In response to NISSAN’s Request for Proposal dated June 1, 2004 (the “NISSAN RFP”), HOKU submitted a Membrane Supplier Proposal dated June 14, 2004 (the “HOKU Proposal”), pursuant to which HOKU proposed a development plan and timeline to optimize HOKU MEA for automotive PEMFC application requirements.

Subject to the terms set forth herein, after discussion by the Parties of the development plan for the Final MEA Product (as defined below) NISSAN desires HOKU to engineer customized HOKU MEA for use in automotive PEMFC.

HOKU and NISSAN are parties to a Membrane & MEA Purchase Agreement of even date herewith (the “Purchase Agreement”), pursuant to which NISSAN will purchase HOKU Membrane and HOKU MEA from HOKU for evaluation and testing.

For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:

AGREEMENT

1. Definitions. The following terms shall be defined in this Agreement as set forth below:

1.1. “Acquisition” means the sale, conveyance or other disposal of all or substantially all of the assets or property of a Party, a merger with or into or consolidation of a Party into any other corporation, limited liability company or other entity (other than a wholly-owned subsidiary of such Party), or the merger of any other corporation, limited liability company or other entity into a Party, or any other corporate reorganization, sale, conveyance or other disposal of assets, consolidation, reorganization or merger, in which the shareholders of such Party receive distributions in cash or securities of another corporation, limited liability company or other entity as a result of such sale of assets, consolidation, reorganization or merger.

1.2. “Agreement” means this MEA Engineering Agreement.

HOKU Initials & Date /s/ DS Sept. 10, 2004	NISSAN Initials & Date /s/ HT Sept. 6, 2004

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

1.3. “Automotive HOKU MEA” means the 5-Layer MEA (including HOKU Membrane, Liquid HOKU Membrane, Electrode, Catalyst, Catalyst Support and GDL materials) that is developed by HOKU for use in automotive PEMFC.

1.4. “Automotive HOKU MEA Assembly Process” means the MEA assembly process that is developed by HOKU to assemble the Automotive HOKU MEA.

1.5. “Background HOKU Technology” means all technology developed by HOKU prior to the term of this Agreement.

1.6. “Background NISSAN Technology” means all technology developed by NISSAN prior to the term of this Agreement.

1.7. “Catalyst” means a component that typically consists of precious metals and/or alloys, which help to initiate and maintain the electrochemical reaction of fuel and oxidant that is needed to generate electricity in a PEMFC.

1.8. “Catalyst Support” means the material used to support the Catalyst in a PEMFC.

1.9. “CCM” means Membrane coated on both sides with Catalyst.

1.10. “Confidentiality Agreement” has the meaning set forth in Section 2 below.

1.11. “Electrode” means the combination of Catalyst and Catalyst Support that consists of an anode and cathode located on opposite sides of the Membrane in a PEMFC.

1.12. “Final MEA Product” means the specific Automotive HOKU MEA (including the exact formulation of HOKU Membrane, Liquid HOKU Membrane, and the specific Electrode, Catalyst, Catalyst Support and GDL materials) that is developed jointly by HOKU and NISSAN during the term of this Agreement (including any renewals or extensions thereof) using the Final MEA Product Assembly Process, and which is described with particularity in a written disclosure that is signed by both Parties prior to the termination of this Agreement.

1.13. “Final MEA Product Assembly Process” means the specific Automotive HOKU MEA Assembly Process that is developed by HOKU (including any renewals or extensions thereof) to assemble the Final MEA Product.

1.14. “Final MEA Product Intellectual Property” means all Intellectual Property related to the Final MEA Product, but excluding (i) all HOKU Intellectual Property (including all Intellectual Property related to the Final MEA Product Assembly Process), and (ii) all NISSAN Intellectual Property.

1.15. “Final MEA Product Patent” means all patents, trademarks and copyrights related to the Final MEA Product.

1.16. “First Amendment” has the meaning set forth in the Background & Purpose of this Agreement.

1.17. “Gas Diffusion Layer” and “GDL” mean the material used to diffuse the fuel and oxidant in a PEMFC.

HOKU Initials & Date /s/ DS Sept. 10, 2004	NISSAN Initials & Date /s/ HT Sept. 6, 2004

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

1.18. “HOKU” means Hoku Scientific, Inc., a Hawaii corporation.

1.19. “HOKU Authorized Personnel” means the Chief Executive Officer, Chief Technology Officer and Chief Scientist of HOKU.

1.20. “HOKU Electrode” means any electrode developed by HOKU at any time.

1.21. “HOKU Facility” means any facility owned, occupied or leased by HOKU.

1.22. “HOKU Intellectual Property” means all Intellectual Property now or hereafter developed, owned or licensed by HOKU that is related to Background HOKU Technology, HOKU Membrane, HOKU MEA and the Automotive HOKU MEA including, without limitation, the Automotive HOKU MEA Assembly Process and the Final MEA Product Assembly Process and all Intellectual Property that is developed in connection with the foregoing pursuant to or independent from this Agreement; provided, however, that HOKU Intellectual Property shall not include NISSAN Catalyst or NISSAN GDL that is used in the Automotive HOKU MEA or the Final MEA Product, except that any process developed to apply NISSAN Catalyst or NISSAN GDL to the Automotive HOKU MEA or the Final MEA Product shall be considered HOKU Intellectual Property.

1.23. “HOKU Liquid Membrane” means all formulations of Liquid Ionomer technology developed by HOKU at any time.

1.24. “HOKU MEA” means all MEA technology developed by HOKU at any time, including the Automotive HOKU MEA, whether or not patented by HOKU, and including, without limitation, all materials comprising such MEA and all processes used to assemble such MEA, including the Automotive HOKU MEA Assembly Process.

1.25. “HOKU Membrane” means all Membrane and HOKU Liquid Membrane technology developed by HOKU at any time, whether or not patented by HOKU, including, without limitation, (i) all materials and processes used in the development and production of such Membrane and HOKU Liquid Membrane technologies; (ii) all solid polymer and Liquid Ionomer forms of such Membrane and HOKU Liquid Membrane technologies; and (iii) all formulations of such Membrane and HOKU Liquid Membrane technologies, including monomer and polymer formulations.

1.26. “HOKU Proposal” has the meaning set forth in the Background & Purpose of this Agreement.

1.27. “Intellectual Property” means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications and invention disclosures, together with all reissues, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof; (b) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith; (c) all trade secrets and confidential business information (including without limitation, ideas, research and development, know-how, formulas, compositions, prototypes, manufacturing and production processes and techniques, technical data, designs, drawings, bills of materials, specifications, customer and supplier lists, contracts, pricing and cost information, and business and marketing plans and proposals); (d) all computer software and firmware (including related data, routines and documentation) in any media, type of code and format; (e) all trademarks and service marks (whether registered or not); and (f) all other proprietary rights of the foregoing items (a) through (e) of this definition and derivatives thereof in whatever tangible or intangible form, medium or embodiments.

HOKU Initials & Date /s/ DS Sept. 10, 2004	NISSAN Initials & Date /s/ HT Sept. 6, 2004

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

1.28. “Joint Laboratory” means a laboratory facility located within the HOKU Facilities that may include a single cell and limited short stack testing equipment, and which is used by NISSAN and/or HOKU to evaluate HOKU Membrane and Automotive HOKU MEA.

1.29. “Liquid Ionomer” means a liquid electrolyte substance that is used to combine the Catalyst on the Electrode with Membrane for use in PEMFC.

1.30. “MEA” means CCM, 5-Layer MEA and 5-Layer MEA With Seal.

1.31. “5-Layer MEA” means a membrane electrode assembly for electrochemical devices such as fuel cells and electrolyzers, which consists of a Membrane, Liquid Ionomer, two Electrodes (anode and cathode), a Catalyst and Catalyst Support, and GDL.

1.32. “5-Layer MEA With Seal” means a 5-Layer MEA with the addition of seals or gaskets.

1.33. “Membrane” means a solid polymer electrolyte used in PEMFC to separate two Electrodes (anode and cathode) and conduct protons to facilitate the electrochemical reaction that generates electricity from fuel and oxidant in a PEMFC.

1.34. “NISSAN” means Nissan Motor Co., Ltd., a Japan corporation.

1.35. “NISSAN Affiliates” means NISSAN’s associated companies in which it controls, directly or indirectly, greater than fifty percent (50%) of the voting power.

1.36. “NISSAN Catalyst” means the Catalyst developed by NISSAN.

1.37. “NISSAN Facility” means a facility owned, operated or leased exclusively by NISSAN.

1.38. “NISSAN Fuel Cells” means PEMFC stacks, integrated systems and balance of plant developed by NISSAN for use in (i) trucks and passenger vehicles produced by NISSAN or NISSAN Affiliates and (ii) trucks and passenger vehicles produced by RENAULT.

1.39. “NISSAN GDL” means the Gas Diffusion Layer developed by NISSAN.

1.40. “NISSAN Intellectual Property” means all Intellectual Property developed, owned or licensed by NISSAN that is related to Background NISSAN Technology, the NISSAN Fuel Cells, NISSAN Catalyst, NISSAN GDL, and NISSAN MEA; provided, however, that under no circumstances shall NISSAN Intellectual Property include any HOKU Intellectual Property.

1.41. “NISSAN MEA” means all MEA technology developed solely by NISSAN or by NISSAN and a third party other than HOKU, whether or not patented by NISSAN, and including, without limitation, all materials comprising such MEA.

1.42. “NISSAN RFP” has the meaning set forth in the Background & Purpose of this Agreement.

1.43. “PEMFC” has the meaning set forth in the Background & Purpose of this Agreement.

HOKU Initials & Date /s/ DS Sept. 10, 2004	NISSAN Initials & Date /s/ HT Sept. 6, 2004

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

1.44. “Purchase Agreement” has the meaning set forth in the Background & Purpose of this Agreement.

1.45. “RENAULT” means RENAULT s.a.s., a corporation duly incorporated and existing under the laws of France and having its head office at 13/15 Quai Alphonse Le Gallo 92513 Boulogne-billancourt, France.

1.46. “Step 1 Goals” means all of the goals identified in the tables labeled “Step 1 Goals” on Exhibit B attached hereto; provided, however, that the numeric values in the column titled “Step 1 Goals” are tentative and may be modified by mutual written agreement between the Parties.

1.47. “Step 2” means development work of HOKU MEA after completion of Step 1 Goals in accordance with Section 5.3.

1.48. “Step 2 Goals” means all of the goals separately determined by the Parties, which shall be achieved within the term of Step 2.

1.49. “Step Completion Verification” means the form to be signed by each Party pursuant to Section 4 below, in substantially the form of Exhibit C attached hereto.

1.50. “Testing Agreement” has the meaning set forth in the Background & Purpose of this Agreement.

2. Confidentiality; Extension of Confidentiality Agreement Term.

2.1. Without limiting the terms of the Mutual Confidentiality Agreement (the “Confidentiality Agreement”) dated January 15, 2004, by and between the Parties, the terms of this Agreement and all information and materials disclosed by the Parties pursuant to this Agreement shall be deemed Confidential Information as defined in the Confidentiality Agreement. By execution of this Agreement, the Parties agree to extend the term of the Confidentiality Agreement until the termination date of this Agreement; provided, however, that each Party’s obligations to protect the confidentiality of any information disclosed prior to termination shall continue for a period of five (5) years after such termination.

2.2. Notwithstanding Section 2.1 above, NISSAN may disclose Confidential Information as defined in the Confidentiality Agreement to NISSAN Affiliates and RENAULT; provided, however, that (i) NISSAN shall disclose to HOKU the names of all such NISSAN Affiliates that have received Confidential Information, (ii) NISSAN shall impose on NISSAN Affiliates and RENAULT the same confidentiality obligations as NISSAN owes herein and pursuant to the Confidentiality Agreement, and (iii) NISSAN shall be liable for any breach of the terms of the Confidentiality Agreement by RENAULT or the NISSAN Affiliates.

3. Completion of Testing Agreement. The Parties hereby acknowledge and agree that the respective obligations of each Party under the Testing Agreement and the First Amendment have been substantially satisfied and completed. This Agreement shall supercede in all respects the Testing Agreement and the First Amendment; provided, however, that the confidentiality obligations set forth in each such agreement, respectively, shall survive the execution of this Agreement.

4. Scope of Work. HOKU agrees to optimize Automotive HOKU MEA and Automotive HOKU MEA Assembly Process for integration into the NISSAN Fuel Cells pursuant to the schedule and work plan attached as Exhibit A (the “Work Plan”).

HOKU Initials & Date /s/ DS Sept. 10, 2004	NISSAN Initials & Date /s/ HT Sept. 6, 2004

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

4.1. Location of Work. All work on the Work Plan shall be performed at the location identified on Exhibit A, or at another location that is mutually agreed in writing by the Parties. NISSAN shall have the option, at its cost, to locate one of its employees in the Joint Laboratory on a full or part-time basis for up to four (4) months during the term of this Agreement for the sole purpose of evaluating Automotive HOKU MEA in single cells or short stacks to verify the progress that HOKU is making towards the Step 1 Goals. HOKU shall have no obligation to disclose to such NISSAN employee any HOKU Intellectual Property regarding any HOKU Membrane or HOKU MEA materials or processes (including, without limitation, the Automotive HOKU MEA or Automotive HOKU MEA Assembly Process). Any such NISSAN employee shall have unrestricted access to the Joint Laboratory from 9:00 a.m. until 6:00 p.m., Monday through Friday, but shall not be permitted to enter any other laboratory or research facility within the HOKU Facility unless accompanied by one of the HOKU Authorized Personnel.

4.2. Step Completion Verification. Upon the substantial completion of the Step 1 Goals, NISSAN and HOKU shall each countersign the Step Completion Verification. The Parties anticipate that the Step Completion Verification for the Step 1 Goals shall be signed (if at all) by February 28, 2005. Provided that the applicable Step 1 Goals have been substantially satisfied, neither Party may unreasonably refuse to execute the Step Completion Verification by the date set forth in the previous sentence.

5. Intellectual Property.

5.1. Exclusive Ownership.

5.1.1. As between the Parties, HOKU has the exclusive worldwide ownership and rights with respect to all HOKU Intellectual Property, HOKU Background Technology, HOKU MEA, HOKU Membrane, HOKU Electrode, and Final MEA Product Assembly Process, regardless of the date of development or the source of development.

5.1.2. As between the Parties, NISSAN has the exclusive worldwide ownership and rights with respect to all NISSAN Intellectual Property, NISSAN Background Technology, NISSAN MEA, NISSAN Catalyst, NISSAN GDL and NISSAN Fuel Cells, regardless of the date of development or the source of development.

5.2. No Transfer of Rights.

5.2.1. Except as expressly set forth herein, no rights are granted to NISSAN with respect to HOKU Intellectual Property, HOKU Background Technology, HOKU Membrane or HOKU MEA, including, without limitation, the Final MEA Product Assembly Process.

5.2.2. Except as expressly set forth herein, no rights are granted to HOKU with respect to NISSAN Intellectual Property, NISSAN Background Technology, NISSAN Catalyst, NISSAN GDL, NISSAN Fuel Cells or NISSAN MEA.

5.3. Rights to Manufacture Final MEA Product. The Parties acknowledge that no determination has been made at this time regarding which of the two Parties will be responsible for manufacturing the Final MEA Product using the Final MEA Product Assembly Process for NISSAN Fuel Cells after the completion of the Step 2 Goals. As such, the Parties hereby agree that following (i) the successful completion of the Step 2 Goals, (ii) each Party’s substantial satisfaction of its respective obligations under this Agreement (including any amendments hereof) and any subsequent agreement entered into by the Parties concerning the Step 2 Goals, and (iii) either (x) the execution by both Parties of

HOKU Initials & Date /s/ DS Sept. 10, 2004	NISSAN Initials & Date /s/ HT Sept. 6, 2004

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

a written agreement concerning steps to be taken beyond the Step 2 Goals or (y) the effectiveness of a sales agreement between the Parties for HOKU to supply commercial quantities of HOKU Membrane or HOKU MEA to NISSAN, then (A) HOKU will immediately transfer to NISSAN a fully-paid 50% joint ownership right and title with respect to the Final MEA Product and Final MEA Product Intellectual Property, it being understood that NISSAN Affiliates and RENAULT, in addition to the Parties, may use and practice Final MEA Product and Final MEA Product Intellectual Property under the provisions provided in this Agreement and (B) HOKU will grant to NISSAN, NISSAN Affiliates and RENAULT a non-exclusive, non-transferable, royalty-free, fully-paid, worldwide license, without the right to grant any sublicense, to the Final MEA Product Assembly Process; provided, however, that the foregoing license may only be used by NISSAN to manufacture the Final MEA Product that incorporates HOKU Membrane purchased from HOKU or its agent/distributor; and, provided further, that the foregoing license only applies to the Final MEA Product Assembly Process and shall not include any improvements, permutations or changes made thereto. The foregoing license shall not be construed to grant any right to NISSAN, NISSAN Affiliates, and RENAULT to make or manufacture MEA (including, without limitation Final MEA Product) using the Final MEA Product Assembly Process for resale to any third party. Notwithstanding the foregoing, HOKU shall have no obligation to sell HOKU Membrane, HOKU MEA or Final MEA Product to NISSAN after the termination or expiration of this Agreement.

5.4. Patent Prosecution.

5.4.1. As between the Parties, [ * ] shall be solely responsible for filing all patents, trademarks and copyrights related to all HOKU Intellectual Property, including, without limitation, the Automotive HOKU MEA, the Automotive HOKU MEA Assembly Process and the Final MEA Product Assembly Process.

5.4.2. As between the Parties, NISSAN shall be solely responsible for filing all patents, trademarks and copyrights related to NISSAN Intellectual Property.

5.4.3. As between the Parties, [ * ] shall be solely responsible for filing the Final MEA Product Patent. In the event that the Final MEA Product Patent is conceived or created by [ * ], [ * ] shall promptly notify [ * ] of the contents of such Final MEA Product Patent, and the Parties shall discuss in good faith whether any [ * ] Intellectual Property is incorporated into such Final MEA Product Patent. If any [ * ] Intellectual Property is incorporated into such Final MEA Product Patent, [ * ] agrees to cooperate in good faith with [ * ] to complete any application or disclosure of such Final MEA Product Patent, and further agrees to execute all additional documents and assignment or transfer agreements that may be required, to perfect [ * ]’s joint ownership and title in such Intellectual Property.

5.4.4. No Obligation to Maintain. [ * ] recognizes and agrees that [ * ] is under no duty whatsoever to [ * ] hereunder with respect to any patent applications or patents related to the Final MEA Product or the Final MEA Product Assembly Process: (i) to continue prosecution of any patent application; (ii) to conduct such prosecution in a manner other than as [ * ] may so choose; (iii) to maintain any patent or patent application; or (iv) to file a divisional or continuation application. [ * ] may therefore, in its sole discretion, abandon or otherwise discontinue prosecution of any and all patents and/or applications related to the Final MEA Product or the Final MEA Product Assembly Process. In the event that [ * ] desires to abandon or discontinue maintenance of the Final MEA Product Patent, [ * ] shall notify [ * ] of such abandonment or discontinuation of the Final MEA Product Patent. If, upon such notification, [ * ] desires to maintain the Final MEA Product Patent at its own cost, [ * ] shall immediately transfer to [ * ] its ownership of such Final MEA Product Patent.

HOKU Initials & Date /s/ DS Sept. 10, 2004	NISSAN Initials & Date /s/ HT Sept. 6, 2004

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

5.5. Patent Infringement and Defense.

5.5.1. HOKU shall be responsible for the legal fees and all other costs associated with maintaining and defending all claims and actions (including, without limitation, patent infringement claims) associated with HOKU Intellectual Property.

5.5.2. NISSAN shall be responsible for the legal fees and all other costs associated with maintaining and defending all claims and actions (including, without limitation, patent infringement claims) associated with NISSAN Intellectual Property.

5.5.3. [ * ] shall be [ * ] responsible for the legal fees and all other costs associated with maintaining and defending all claims and actions (including, without limitation, patent infringement claims) associated with all Final MEA Product Intellectual Property, excluding Intellectual Property related to the Final MEA Product Assembly Process.

5.5.4. If either Party or any affiliate, sublicensee, distributor or customer of either Party is sued by a third party charging infringement of patent rights that are purported to dominate a claim of the Final MEA Product, such Party will promptly notify the other Party in writing. Such sued Party will control the defense in any such action at its own expense, provided that the other Party shall have the right to participate in the defense or settlement thereof at its own expense with counsel of its own choosing. Except as agreed in writing such sued Party shall not enter into any settlement of any such action if such settlement admits the unpatentability, invalidity or unenforceability of any patent rights related to the Final MEA Product. Each Party agrees to keep the other Party reasonably informed of all developments in connection with any such action.

6. Relationship of the Parties. Neither Party shall be under any legal obligation of any kind whatsoever to the other Party except for the matters specifically agreed to herein and in the Purchase Agreement. Nothing contained in this Agreement shall be construed as constituting the relationship of the Parties to be one of agent/principal, partner, joint-venture or employer/employee, or cause any Party to be liable for any of the debts or obligations of the other, nor shall any Party have the right or authority to act for, incur any liability or obligation of any kind, express, or implied, in the name of or on behalf of any other Party hereto. This Agreement is non-exclusive, and either Party remains free to negotiate or enter into similar relationships with others.

6.1. Nothing in this Agreement shall preclude HOKU from working alone or with a third party to develop Membrane, Liquid Ionomer, MEA (including, without limitation, all subcomponents thereof and Automotive HOKU MEA, and all subcomponents thereof), HOKU Intellectual Property or any other technology or product related to fuel cells and their components, and processes related thereto (including, without limitation, the Automotive HOKU MEA Assembly Process), or from manufacturing, marketing and selling Membrane, Liquid Ionomer, MEA (including, without limitation, all subcomponents thereof and Automotive HOKU MEA, Final MEA Product, and all subcomponents thereof) and such other fuel cell products, components and processes (including, without limitation, the Final MEA Product Assembly Process), or grant licenses to HOKU Intellectual Property, to any third party, including NISSAN’s competitors; provided, however, that under no circumstances shall the foregoing be construed as an implied or express waiver by NISSAN of any claims that NISSAN may assert against HOKU or any third party for infringement of NISSAN Intellectual Property as a result of such development work.

6.2. Nothing in this Agreement shall preclude NISSAN from working alone or with a third party to develop fuel cell technologies that compete with HOKU Membrane or HOKU MEA, or from purchasing products from HOKU’s competitors; provided, however, that under no circumstances shall the foregoing be construed as an implied or express waiver by HOKU of any claims that HOKU may assert against NISSAN or any third party for infringement of HOKU Intellectual Property as a result of such development work.

HOKU Initials & Date /s/ DS Sept. 10, 2004	NISSAN Initials & Date /s/ HT Sept. 6, 2004

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

6.3. Nothing in this Agreement shall, either expressly or implicitly, be construed as a promise or undertaking by NISSAN to purchase any mass-produced HOKU Membrane, HOKU MEA or Final MEA Product from HOKU after the expiration or termination of this Agreement.

7. No Analysis. NISSAN agrees not to make or have made any analysis, observation of the chemical composition and/or physical characteristics or to perform any experiment on HOKU Membrane or HOKU MEA, without the prior written consent of HOKU, except as specifically set forth in this Agreement. The Parties agree that the damages resulting from a breach of this Section 7 are difficult measure, and compensation for such damages shall be separately discussed by the Parties taking into consideration the scale of damage HOKU may suffer, on case-by-case basis.

8. Costs & Compensation.

8.1. Except as set forth in Sections 8.2 and 8.3 below, each Party shall bear its own costs and expenses incurred in connection with such Party’s performance under this Agreement.

8.2. As payment for the work to be performed by HOKU pursuant to Section 4 above, NISSAN shall pay HOKU the following:

8.2.1. Cash payment of Two Hundred Thousand U.S. Dollars ($200,000), after any applicable taxes and fees, upon execution of this Agreement as an engineering expense.

8.2.2. Additional aggregate cash payment of Two Hundred Thousand U.S. Dollars ($200,000), after any applicable taxes and fees, as an engineering expense upon execution by HOKU and NISSAN of the Step Completion Verification.

8.2.3. With regard to payment by NISSAN set forth in Sections 8.2.1, HOKU shall deliver to NISSAN an invoice and NISSAN shall pay HOKU the amount specified in the invoice.

8.2.4. With regard to payment by NISSAN set forth in Sections 8.2.2, HOKU shall deliver to NISSAN an invoice and NISSAN shall, within sixty (60) days after receipt of such invoice from HOKU, pay HOKU the amount specified in the invoice.

8.2.5. The Parties shall separately discuss and determine unit price and conditions of the payment for all Automotive HOKU MEA and HOKU Membrane to be delivered to the NISSAN Facility, in accordance with Purchase Agreement, in good faith.

8.3. [ * ] shall provide any specialized equipment that it requires or desires in the Joint Laboratory, and shall be responsible for all compensation, relocation, travel, living and other expenses of any [ * ] employee working in the Joint Laboratory. [ * ] shall bear all reasonable and ordinary overhead costs associated with the operation of the Joint Laboratory such as rent, electricity, water, telephone and Internet, and common laboratory safety equipment.

9. Press Releases & Marketing Materials. Neither Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior approval of the other Party, which shall not be unreasonably withheld. Notwithstanding the foregoing, HOKU may, without the consent of NISSAN, (a) issue a press release disclosing in general terms that HOKU is working with NISSAN to supply MEA and Membrane for NISSAN Fuel Cells, without disclosing any material terms of this Agreement; and (b) disclose the material terms of this Agreement to its current shareholders and prospective investors and lenders.

HOKU Initials & Date /s/ DS Sept. 10, 2004	NISSAN Initials & Date /s/ HT Sept. 6, 2004

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

10. Miscellaneous.

10.1. Term. The term of this Agreement shall commence on the date referenced above (the “Effective Date”) and shall continue until March 31, 2005 unless earlier terminated in accordance with Section 10.2 below.

10.2. Termination.

10.2.1. This Agreement may be terminated by mutual written agreement of the Parties.

10.2.2. NISSAN may terminate this Agreement upon written notice to HOKU under the following circumstances:

(a) Failure by HOKU to achieve one or more of the Step 1 Goals within one (1) month after the Due Date, as indicated by Exhibit B.

(b) Any material breach by HOKU of the other covenants of this Agreement, and failure by HOKU to cure such breach within thirty (30) days after written notice from NISSAN.

10.2.3. HOKU may terminate this Agreement upon written notice to NISSAN under the following circumstances:

(a) Any failure by NISSAN to make any payment to HOKU pursuant to Section 8 and Section 5.5.3.

(b) Any material breach by NISSAN of the other covenants of this Agreement, and failure by NISSAN to cure such breach within thirty (30) days after written notice from HOKU.

(c) Any breach by NISSAN of Section 7 of this Agreement.

10.3. Rights Upon Termination. If NISSAN terminates this Agreement for the reason detailed in 10.2.2.(b), then:

(a) HOKU will immediately transfer to NISSAN a fully-paid 50% joint ownership right and title with respect to the Final MEA Product and Final MEA Product Intellectual Property, it being understood that NISSAN Affiliates and RENAULT, in addition to the Parties, may use and practice Final MEA Product and Final MEA Product Intellectual Property under the provisions provided in this Agreement; and

(b) HOKU will grant to NISSAN, NISSAN Affiliates and RENAULT a non-exclusive, non-transferable, royalty-free, fully-paid, worldwide license, without the right to grant any sublicense, to the Final MEA Product Assembly Process; provided, however, that the foregoing license may only be used by NISSAN to manufacture the Final MEA Product that incorporates HOKU Membrane purchased from HOKU or its agent/distributor; and, provided further, that the foregoing license only applies to the Final MEA Product Assembly Process and shall not include any

HOKU Initials & Date /s/ DS Sept. 10, 2004	NISSAN Initials & Date /s/ HT Sept. 6, 2004

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

improvements, permutations or changes made thereto. The foregoing license shall not be construed to grant any right to NISSAN, NISSAN Affiliates and RENAULT to make or manufacture MEA (including, without limitation Final MEA Product) using the Final MEA Product Assembly Process for resale to any third party. Notwithstanding the foregoing, HOKU shall have no obligation to sell HOKU Membrane, HOKU MEA, or Final MEA Product to NISSAN after the termination or expiration of this Agreement.

10.4. Force Majeure. Neither Party shall be liable in damages, and the provisions of Section 10.2 shall not be applicable if either Party terminates this Agreement if such termination is caused by conditions beyond that Party’s control including, but not limited to acts of God, government restrictions (including the denial or cancellation of any export or other necessary license), wars, insurrections or terrorism.

10.5. Severability. If any provision of this Agreement shall be held invalid by any court of competent jurisdiction, such provision shall be modified to the extent necessary to make it enforceable or, if necessary, shall be inoperative, and the remainder of this Agreement shall remain binding upon the Parties hereto.

10.6. Counterparts. This Agreement may be executed in several counterparts, including counterparts transmitted by telecopier, telefax, or any similar means of electronic transmission, each of which shall be an original, and all of which together shall constitute but one and the same instrument.

10.7. No Third Party Beneficiaries. This Agreement confers no rights whatsoever upon any persons, other than the Parties hereto.

10.8. Waiver. No failure on the part of any Party to exercise, and no delay in exercising, any right hereunder shall operate as waiver thereof, nor shall any single or partial exercise of any right hereunder by any Party preclude any other or further exercise of any other right and no waiver shall be valid unless in a signed writing, and then only to the extent specifically set forth in such writing. No waiver of any right hereunder shall operate as a waiver of any other or of the same or similar right on another occasion.

10.9. Disputes

10.9.1. Amicable Resolution. HOKU and NISSAN mutually desire that friendly collaboration will develop between the Parties. Accordingly, the Parties shall try to resolve in a friendly manner all disagreements and misunderstandings connected with each Party’s respective rights and obligations under this Agreement, including any amendments hereof.

10.9.2. Mediation and Alternate Dispute Resolution. Except for disputes with respect to intellectual property which must be submitted to a court of competent jurisdiction, to the extent that any misunderstanding or dispute cannot be resolved agreeably in a friendly manner, the dispute will be mediated by a mutually-acceptable mediator to be chosen by HOKU and NISSAN within forty-five (45) days after written notice by one of the parties demanding mediation. Neither Party may unreasonably withhold consent to the selection of a mediator, however, by mutual agreement either HOKU or NISSAN may postpone mediation until each has completed specified but limited discovery with respect to a dispute. The parties may also agree to attempt some other form of alternative dispute resolution (“ADR”) in lieu of mediation, including by way of example and without limitation neutral fact-finding or a mini-trial. Any mediation or ADR under this Agreement shall take place in the County of Santa Clara, State of California, U.S.A. The Federal Rules of Civil Procedure and Evidence shall exclusively apply in any mediation or ADR between the Parties pursuant to this Agreement.

HOKU Initials & Date /s/ DS Sept. 10, 2004	NISSAN Initials & Date /s/ HT Sept. 6, 2004

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Any dispute, other than a dispute with respect to intellectual property which must be submitted to a court of competent jurisdiction, which the Parties cannot resolve through negotiation, mediation or other form of ADR within six months of the date of the initial demand for it by one of the Parties may then be submitted to the courts for resolution. The use of any ADR procedures will not be construed under the doctrines of laches, waiver or estoppel to affect adversely the rights of either party. Nothing in this Section 10.9.2 will prevent either Party from resorting to judicial proceedings (subject to Section 10.10 below) if (i) good faith efforts to resolve the dispute under these procedures have been unsuccessful or (ii) interim relief from a court is necessary to prevent serious and irreparable injury to one party or to others.

10.9.3. Attorney’s Fees. If any action at law or in equity (including mediation or ADR) is necessary to enforce or interpret the terms of this Agreement the prevailing Party shall be entitled to reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which such Party may be entitled.

10.10. Consent to Jurisdiction and Forum Selection. The parties hereto agree that all actions or proceedings arising in connection with this Agreement that result in judicial proceedings in accordance with Section 10.9 (inclusive) of this Agreement shall be tried and litigated exclusively in the state and federal courts located in the County of Santa Clara, State of California, U.S.A. The aforementioned choice of venue is intended by the parties to be mandatory and not permissive in nature, thereby precluding the possibility of litigation between the parties with respect to or arising out of this Agreement in any jurisdiction other than that specified in this paragraph. Each party hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this paragraph, and stipulates that the state and federal courts located in the County of Santa Clara, State of California, U.S.A. shall have in personam jurisdiction and venue over each of them for the purpose of litigating any dispute, controversy, or proceeding arising out of or related to this Agreement. Each party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this paragraph by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices as set forth in this Agreement. Any final judgment rendered against a party in any action or proceeding shall be conclusive as to the subject of such final judgment and may be enforced in other jurisdictions in any manner provided by law.

10.11. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws (and not the laws of conflicts) of the State of California, U.S.A.

10.12. Notices. Notices required or appropriate to be given under this Agreement shall be given by hand delivery or facsimile or electronic mail transmission and by certified mail return receipt requested, to the following address or in such other manner as shall be agreed to in writing by the Parties.

If to NISSAN:	If to HOKU:

NISSAN MOTOR CO., LTD.	HOKU SCIENTIFIC, INC.
1, Natsushima-cho, Yokosuka-shi	2153 N. King Street, Suite 300
Kanagawa 220-8623 Japan	Honolulu, HI 96819 USA
Facsimile: [ * ]	Facsimile: (808) 845-7807
Phone: [ * ]	Phone: (808) 845-7800
E-mail: [ * ]	E-mail: [ * ]
Attn: Hideyuki Tamura, General Manager	Attn: Dustin Shindo, Chairman & CEO

HOKU Initials & Date /s/ DS Sept. 10, 2004	NISSAN Initials & Date /s/ HT Sept. 6, 2004

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

10.13. Headings. The Section headings contained in this Agreement are not part of this Agreement, are for the convenience of reference only and shall not affect the meaning, construction or interpretation of this Agreement.

10.14. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of each of the Parties hereto and their respective successors and assigns.

10.15. Assignment. This Agreement may not be assigned by either Party without the prior written consent of the other Party; provided, however, that this Agreement may be assigned by HOKU without the consent of NISSAN if such assignment is in connection with an Acquisition of HOKU.

10.16. Integration of Prior Agreements; Amendment. Except as set forth in Sections 2 and 3 above, this Agreement and the Purchase Agreement set forth the entire understanding of the Parties regarding the matters set forth herein and supercedes all prior agreements, whether oral or written, regarding the subject matter hereof. Any amendment to this Agreement must be in writing and signed by the Parties.

10.17. Limitation of Damages. EXCEPT FOR A BREACH OF SECTION 7, WHICH PROVIDES FOR AN AMOUNT OF LIQUIDATED DAMAGES SET FORTH THEREIN, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOST PROFITS OR LOST OPPORTUNITIES.

10.18. Survival. The following provisions of this Agreement shall survive its termination or expiration: Sections 2, 5 (inclusive), 6, 7, 8, 9, 10.3, 10.9 (inclusive), 10.10, 10.11 and 10.17.

(Signature Page Immediately Follows)

HOKU Initials & Date /s/ DS Sept. 10, 2004	NISSAN Initials & Date /s/ HT Sept. 6, 2004

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the Parties have executed this MEA Engineering Agreement as of the date first set forth above.

NISSAN:		HOKU:

NISSAN MOTOR CO., LTD.		HOKU SCIENTIFIC, INC.

By:	/s/ Hideyuki Tamura	By:	/s/ Dustin M. Shindo
Name:	Hideyuki Tamura	Name:	Dustin M. Shindo
Title:	General Manager	Title:	Chairman & CEO
Technology Research Laboratory No. 2

Nissan Motor Co., Ltd.		Hoku Scientific, Inc.
Authorized Signatory		Authorized Signatory

SIGNATURE PAGE TO MEA ENGINEERING AGREEMENT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT A

WORK PLAN

Item(s)	Start Date	Finish Date (for Step 1 goal)	Location
[ * ]
[ * ]	[*]	[*]	Hoku Facility

[ * ]	[*]	[*]	Hoku Facility

[ * ]	[*]	[*]	Hoku Facility

[ * ]

[ * ]	[*]	[*]	Hoku Facility

[ * ]	[*]	[*]	Hoku Facility

[ * ]	[*]	[*]	Hoku Facility

[ * ]

[ * ]	[*]	[*]	Hoku Facility

[ * ]	[*]	[*]	Hoku Facility

[ * ]	[*]	[*]	Hoku Facility

[ * ]	[*]	[*]	Hoku Facility

[ * ]

[ * ]	[*]	[*]	Hoku Facility

[ * ]	[*]	[*]	Hoku Facility

[ * ]	[*]	[*]	Nissan Facility

HOKU Initials & Date /s/ DS Sept. 10, 2004	NISSAN Initials & Date /s/ HT Sept. 6, 2004

EXHIBIT A-1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT B

STEP 1 GOALS

Proton Conductivity & Hydrogen Permeability

	Step 1 Goals	Due Date
[ * ]	[ * ]	February 15, 2005
[ * ]
[ * ]	[ * ]	February 15, 2005
[ * ]	[ * ]	February 15, 2005
[ * ]	[ * ]	February 15, 2005
[ * ]	[ * ]	February 15, 2005
[ * ]	[ * ]	February 15, 2005

[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

[ * ]	[ * ]

[ * ]
[ * ]	[ * ]	February 15, 2005
[ * ]	[ * ]	February 15, 2005

[ * ]	[ * ]	February 15, 2005
[ * ]	[ * ]	February 15, 2005
[ * ]	[ * ]	February 15, 2005

Mechanical Properties

	Step 1 Goal	Due Date
[ * ]	[ * ]	February 15, 2005
[ * ]	[ * ]	February 15, 2005
[ * ]	[ * ]	February 15, 2005
[ * ]	[ * ]	February 15, 2005
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

HOKU Initials & Date /s/ DS Sept. 10, 2004	NISSAN Initials & Date /s/ HT Sept. 6, 2004

EXHIBIT B-1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Performance

			Step 1 Goals	Due Date
Operation Condition	[ * ]	[ * ]	[ * ]	February 15, 2005
		[ * ]	[ * ]	February 15, 2005
	[ * ]		[ * ]	[ * ]
	[ * ]	[ * ]	[ * ]	February 15, 2005
		[ * ]	[ * ]	February 15, 2005
		[ * ]	[ * ]	February 15, 2005
	[ * ]	[ * ]	[ * ]	February 15, 2005
		[ * ]	[ * ]	February 15, 2005
		[ * ]	[ * ]	February 15, 2005
Performance	[ * ]	[ * ]	[ * ]	February 15, 2005
		[ * ]	[ * ]
		[ * ]	[ * ]

Duty Cycle Durability

Target Value
Item			Step 1 (Nissan)	Due Date
Reliability	Durability	[ * ]	[ * ]	February 15, 2005
		[ * ]	[ * ]	February 15, 2005
		[ * ]	[ * ]	February 15, 2005
		[ * ]	[ * ]	February 15, 2005

HOKU Initials & Date /s/ DS Sept. 10, 2004	NISSAN Initials & Date /s/ HT Sept. 6, 2004

EXHIBIT B-2

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT C

STEP COMPLETION VERIFICATION

Pursuant to the MEA Engineering Agreement dated as of                     , 2004, between NISSAN MOTOR CO., LTD., and HOKU SCIENTIFIC, INC., (the “Agreement”) the undersigned acknowledge and agree that the Step 1 Goals (as defined in the Agreement) have been substantially completed to the satisfaction of NISSAN MOTOR CO., LTD.

NISSAN MOTOR CO., LTD.		HOKU SCIENTIFIC, INC.

By:		By:
Name:	Hideyuki Tamura	Name:	Dustin M. Shindo
Title:	General Manager	Title:	Chairman & CEO
Technology Research Laboratory No. 2

Nissan Motor Co., Ltd.		Hoku Scientific, Inc.
Authorized Signatory		Authorized Signatory

Date:		Date:

HOKU Initials & Date /s/ DS Sept. 10, 2004	NISSAN Initials & Date /s/ HT Sept. 6, 2004

EXHIBIT C-1